SPDR® SERIES TRUST

(the “Trust”)

SPDR S&P 600 Small Cap ETF

SPDR Portfolio S&P 600 Small Cap ETF

Supplement dated February 24, 2023

to the Summary Prospectus, Prospectus and Statement of Additional Information

each dated October 31, 2022, as may be supplemented from time to time

On February 23, 2023, at the recommendation of SSGA Funds Management, Inc., the Trust’s investment adviser, the Board of Trustees of the Trust unanimously approved a Plan of Reorganization (the “Plan”) providing for the reorganization of the SPDR S&P 600 Small Cap ETF (the “Acquired Fund”) with and into the SPDR Portfolio S&P 600 Small Cap ETF (the “Surviving Fund”, and together with the Acquired Fund, the “Funds”), each a separate series of the Trust. Each Fund is an index fund that seeks to track, before fees and expenses, the performance of the S&P SmallCap 600 Index. The Funds’ investment objectives, strategies and risks are the same, and the Funds are managed by the same investment adviser, SSGA Funds Management, Inc.

The Plan provides for: (i) the transfer of all of the Acquired Fund’s assets to the Surviving Fund solely in exchange for (a) the Surviving Fund’s assumption of all of the liabilities of the Acquired Fund, and (b) shares of beneficial interest of the Surviving Fund and cash in lieu of fractional Surviving Fund shares with an aggregate value equal to the value of the net assets of the Acquired Fund, and (ii) the distribution of such Surviving Fund shares and cash in lieu of fractional Surviving Fund shares to holders of shares of the Acquired Fund in liquidation and termination of the Acquired Fund (collectively, the “Reorganization”). Each shareholder of the Acquired Fund will receive shares of the Surviving Fund and cash in lieu of fractional Surviving Fund shares, if any, equal in value to the shares of the Acquired Fund held by the shareholder prior to the Reorganization. For U.S. federal income tax purposes, the Reorganization is not expected to result in income, gain or loss being recognized by the Acquired Fund or its shareholders (except with respect to cash received in lieu of any fractional shares). The Reorganization is currently expected to occur on or about June 9, 2023.

A combined information statement and prospectus that contains important information about the Reorganization and the Funds will be mailed to Acquired Fund shareholders before the consummation of the Reorganization. No shareholder vote is required to approve the Reorganization.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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